UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): January 30, 2006

                        Alternative Loan Trust 2006-J1
                        ------------------------------
                      (Exact name of the issuing entity)
                 Commission File Number of the issuing entity:
                                 333-125902-59

                                  CWALT, Inc.
                                  -----------
               (Exact name of the depositor as specified in its
                    charter) Commission File Number of the
                             depositor: 333-125902

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                              87-0698307
                --------                              ----------
      (State or Other Jurisdiction                 (I.R.S. Employer
   of Incorporation of the depositor)    Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                     91302
---------------------                                   --------
(Address of Principal                                  (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-  12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On January 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-J1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On January 10, 2006, January 18, 2006 and January 20, 2006, CHL entered into three interest rate Corridor Contracts ("Corridor Contracts"), each as evidenced by a Confirmation between CHL and Bear Stearns Financial Products Inc. (collectively, the "Confirmations"). The Confirmations are annexed hereto as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

On January 30, 2006, CHL entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of January 30, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.5.

On January 30, 2006, CHL entered into an Assignment Agreement (the "Assignment Agreement"), dated as of January 30, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for Alternative Loan Trust 2006-J1 and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Corridor Contract Administrator. The Assignment Agreement is annexed hereto as Exhibit 99.6.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.7.

Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Shell Company Transactions.
    --------------------------

(d) Exhibits.
    --------

Exhibit No.    Description
-----------

   99.1 The Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Confirmation, dated as of January 10, 2006, between the Counterparty and CHL.

   99.3 The Confirmation, dated as of January 18, 2006, between the Counterparty and CHL.

   99.4 The Confirmation, dated as of January 20, 2006, between the Counterparty and CHL.

   99.5 The Corridor Contract Administration Agreement, dated as of January 30, 2006, by and among the Corridor Contract Administrator, the Trustee and CHL.

   99.6 The Assignment Agreement, dated as of January 30, 2006, by and among CHL, the Corridor Contract Administrator and the Counterparty.

   99.7 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWALT, INC.



                                                 By: /s/ Darren Bigby
                                                     ----------------
                                                 Darren Bigby
                                                 Vice President



Dated:  February 14, 2006

                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Confirmation, dated as of January 10, 2006, between the Counterparty and CHL.

99.3 The Confirmation, dated as of January 18, 2006, between the Counterparty and CHL.

99.4 The Confirmation, dated as of January 20, 2006, between the Counterparty and CHL.

99.5 The Corridor Contract Administration Agreement, dated as of January 30, 2006, by and among the Corridor Contract Administrator, the Trustee and CHL.

99.6 The Assignment Agreement, dated as of January 30, 2006, by and among CHL, the Corridor Contract Administrator and the Counterparty.

99.7 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.